Exhibit 10.5

THIRD AMENDMENT

THIS THIRD AMENDMENT dated as of September 6, 2012 (this “Third Amendment”), among INGLES MARKETS, INCORPORATED, a North Carolina corporation (the “Borrower”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower is a party to a Credit Agreement, dated as of May 12, 2009 (as amended by that certain First Amendment and Waiver, dated as of July 31, 2009, by that Second Amendment, Dated as of December 29, 2010, and as otherwise amended, restated, supplemented or modified on or prior to the date hereof, the “Existing Credit Agreement”; and as hereby amended and otherwise amended, restated, supplemented or modified from time to time on or after the Third Amendment Effective Date, the “Amended Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other agents, joint lead arrangers and joint book managers party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement; and

WHEREAS, under Section 6.01(c) of the Existing Credit Agreement, the Borrower is required to deliver financial forecasts prepared in accordance with such section (each, a “Forecast”) on or prior to the day that occurs fifteen (15) days prior to the end of each fiscal year of the Borrower, which occurs on or about September 15 of each fiscal year of the Borrower (the “Existing Forecast Delivery Date”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Existing Credit Agreement to change the Existing Forecast Delivery Date to November 15 of each fiscal year.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.01. Amendment to the Existing Credit Agreement. Section 6.01(c) of the Existing Credit Agreement is hereby amended by (i) deleting “but in any event at least 15 days before the end of each fiscal year of the Borrower” and (ii) replacing it with “but in any event no later than November 15 (or, if such date is not a Business Day, the immediately preceding Business Day) of the fiscal year with respect to which forecasts are being provided”.

SECTION 1.02. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a) After giving effect to this Third Amendment, the representations and warranties of the Borrower contained in Article V of the Amended Credit Agreement or any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, (i) except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) except the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement and (iii) references to Schedules shall be deemed to refer to the most updated supplements to the Schedules furnished pursuant to subsection (a) of Section 6.02 of the Amended Credit Agreement.

(b) After giving effect to this Third Amendment, each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Credit Agreement, as amended by this Third Amendment, and the other Loan Documents on its part to be observed or performed and no Default has occurred or is continuing under the Amended Credit Agreement.

(c) The execution, delivery and performance by the Borrower of this Third Amendment have been duly authorized by the Borrower.

(d) This Third Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 1.03. Effectiveness. This Third Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Third Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts of this Third Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and all of the Lenders.

(b) The Administrative Agent on behalf of the Lenders shall have received such other documents, instruments and certificates as they shall reasonably request and such other documents, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Third Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

SECTION 1.04. Lender Consent. For purposes of determining compliance with the conditions specified in Section 1.03, each Lender that has signed this Third Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.

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SECTION 1.05. APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

SECTION 1.06. Costs and Expenses. On the Third Amendment Effective Date, the Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Amended Credit Agreement which are invoiced to the Borrower on or prior to the date payment would be due hereunder.

SECTION 1.07. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile or PDF by any of the parties hereto of an executed counterpart of this Third Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Third Amendment.

SECTION 1.08. Existing Credit Agreement. Except as expressly set forth herein, the amendment provided herein shall not, by implication or otherwise, limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document. The amendments provided herein shall apply and be effective only on the Third Amendment Effective Date and only with respect to the provisions of the Existing, Credit Agreement specifically referred to by such amendments. Except to the extent a provision in the Existing Credit Agreement is expressly amended herein, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

INGLES MARKETS, INCORPORATED, a
North Carolina corporation, as the Borrower

By:	/s/ Ronald B. Freeman
Name:	Ronald B. Freeman
Title:	CFO

Third Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, NA., as Administrative Agent

By:	/s/ Laura Call
Name:	Laura Call
Title:	Assistant Vice President

Third Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Scott K. Mitchell
Name:	Scott K. Mitchell
Title:	Senior Vice President

Third Amendment to Credit Agreement

Signature Page

BRANCH BANKING AND TRUST
COMPANY, as a Lender

By:	/s/ Preston W. Bergen
Name:	Preston W. Bergen
Title:	Senior Vice President

Third Amendment to Credit Agreement

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Robert S. Cashion
Name:	Robert S. Cashion
Title:	Senior Vice President

Third Amendment to Credit Agreement

Signature Page